Protective foundation	6 Months Ended
Jun. 30, 2019
Protective Foundation
Protective foundation

According to the articles of association of the Company, up to 55,000,000 common shares and up to 55,000,000 preferred shares with a nominal value of €0.12 per share are authorized to be issued. All shares are registered shares. No share certificates have been issued.

The Company`s general meeting of shareholders approved the right of an independent foundation under Dutch law, or protective foundation, to acquire up to 100% of the Company`s issued share capital held by others than the protective foundation, minus one share, pursuant to a call option agreement entered into between us and such foundation, in order to deter acquisition bids. The protective foundation is expected to enter into a finance arrangement with a bank or, subject to applicable restrictions under Dutch law, the protective foundation may request us to provide, or cause the Company`s subsidiaries to provide, sufficient funding to the protective foundation to enable it to satisfy its payment obligation under the call option agreement.

These preferred shares will have both a liquidation and dividend preference over the Company’s common shares and will accrue cash dividends at a pre-determined rate. The protective foundation would be expected to require us to cancel its preferred shares once the perceived threat to the Company and its stakeholders has been removed or sufficiently mitigated or neutralized. We are of the opinion that the call option does not represent a significant fair value based on a level 3 valuation, due to the fact that the preferred shares are restricted in use and can be cancelled by us as stated above.

In the quarter ended June 30, 2019, the Company expensed €20 thousand of ongoing costs to reimburse expenses incurred by the protective foundation. In the six months period ended June 30, 2019, the Company expensed €35 thousand respectively.